UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2010

ELECTRO RENT CORPORATION
(Exact name of registrant as specified in its charter)

California	0-9061	95-2412961
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6060 Sepulveda Blvd., Van Nuys, California	91411-2501
(Address of principal executive offices)	(Zip Code)

(818) 787-2100
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

On December 16, 2010, Suzan K. DelBene resigned from the Board of Directors of Electro Rent Corporation (the “Company”).  Ms. DelBene has been appointed to serve as the new Director of the Department of Revenue for the State of Washington, and accordingly has resigned from the Company’s Board of Directors to focus on this full-time position.  The Company is conducting a search for Ms. DelBene’s replacement on the Board of Directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 20, 2010

ELECTRO RENT CORPORATION

/s/ Craig R. Jones
Craig R. Jones
Vice President and Chief Financial Officer